Exhibit 10.3

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of February 13, 2009, between DEEP DOWN, INC., a Nevada corporation (“Borrower”), and WHITNEY NATIONAL BANK, a national banking association (the “Lender”).  Capitalized terms used but not defined in this Amendment have the meaning given them in the Credit Agreement (defined below).

RECITALS

A.           Borrower and Lender entered into that certain Credit Agreement dated as of November 11, 2008 (as amended by First Amendment to Credit Agreement dated December 18, 2008, and as further amended, restated, or supplemented, the “Credit Agreement”).

B.           Borrower and Lender have agreed to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1.           Amendments to Credit Agreement.

(a)           Section 1.1 of the Credit Agreement is amended to delete the defined terms “Guarantor,” “Loan Documents,” “Permitted Debt,” and “Permitted Liens” in their entirety and replace them with the following:

“Guarantor means each of, and Guarantors means all of, (a) Deep Down Inc., a Delaware corporation, ElectroWave USA, Inc., a Nevada corporation, Mako Technologies, LLC, a Nevada limited liability company, Flotation Technologies, Inc., a Maine corporation, and Deep Down International Holdings, LLC, a Nevada limited liability company, (b) any of Borrower’s other Subsidiaries, or (c) any other Person which signs a Guaranty.”

“Loan Documents means (a) this Agreement, certificates and requests delivered under this Agreement, and exhibits and schedules to this Agreement, (b) the Notes, (c) all Guaranties, (d) the Security Documents, (e) all Swap Contracts, (f) all other agreements, documents, and instruments in favor of Lender ever delivered in connection with or under this Agreement, and (g) all renewals, extensions, amendments, modifications, supplements, restatements, and replacements of, or substitutions for, any of the foregoing.”

“Permitted Debt means (a) the Obligation, (b) Debt arising from endorsing negotiable instruments for collection in the ordinary course of business, (c) purchase money Debt and capital lease obligations incurred in the ordinary course of business which, in the aggregate do not exceed $250,000, (d) Debt among the Companies and guaranties by any Company of Permitted Debt, (e) Debt existing on the Closing Date and described on Schedule 1.2, (f) indemnities arising under agreements entered into by any Company in the ordinary course of business, (g) trade payables, Tax liabilities and other current liabilities incurred in the ordinary course of business, (h) any Debt approved in writing by Lender after the Closing Date, (i) if Borrower requests in writing that Lender increase the amount of its Commitment or approve additional credit extensions to Borrower and Lender declines to do so, Borrower may obtain Funded Debt from a third party in an amount equal to or less than the amount of the credit requested pursuant to such written request, and (j) the TD Bank Debt to the extent that the aggregate principal amount of the TD Bank Debt does not at any time exceed $2,500,000.

Permitted Liens means (a) Liens securing the Obligation, (b) Liens existing on the Closing Date and described on Schedule 1.2, (c) Liens which secure purchase money Debt and capital lease obligations permitted under clause (c) of the definition of Permitted Debt, (d) easements, rights-of-way, encumbrances and other restrictions on the use of real property which do not materially impair the use thereof, (e) Liens for Taxes; provided that, (i) no amounts are due and payable and no Lien has been filed or agreed to, or (ii)  the validity or amount thereof is being contested in good faith by lawful proceedings diligently conducted, and reserve or other provision required by GAAP has been made, (f) judgments and attachments permitted by Section 11.4, (g) pledges or deposits made to secure payment of workers’ compensation, unemployment insurance or other forms of governmental insurance or benefits or to participate in any fund in connection with workers’ compensation, unemployment insurance, pensions or other social security programs, (h) rights of offset or statutory banker’s Liens arising in the ordinary course of business in favor of commercial banks; provided that, any such Lien shall only extend to deposits and property in possession of such commercial bank and its Affiliates, (i) good-faith pledges or deposits made in the ordinary course of business to secure (i) performance of bids, tenders, trade contracts (other than for the repayment of borrowed money) or leases, (ii) statutory obligations, or (iii) surety or appeal bonds, or indemnity, performance or other similar bonds, which, in the aggregate under this clause (i), do not exceed $50,000 at any time, (j) Liens (other than for Taxes) imposed by operation of law (including Liens of mechanics, materialmen, warehousemen, carriers and landlords and similar Liens); provided that, (i) the validity or amount thereof is being contested in good faith by lawful proceedings diligently conducted, (ii) reserve or other provision required by GAAP has been made, and (iii) within 60 days after the entry thereof, levy and execution thereon have been (and continue to be) stayed or payment thereof is covered in full by insurance (subject to the customary deductible), (k) Liens which secure any Company’s obligations under any lease for equipment used by such Company in the ordinary course of its business, (l) Liens which secure the Funded Debt permitted under clause (i) of the definition of Permitted Debt, and (m) Liens arising pursuant to the TD Bank Loan Documents.”

(b)           Section 1.1 of the Credit Agreement is further amended to add the following new defined terms in the appropriate alphabetical order:

“Deep Down International means Deep Down International Holdings, LLC, a Nevada limited liability company, which is or will become a direct wholly-owned subsidiary of Borrower.”

“Flotation Technologies means Flotation Technologies, Inc., a Maine corporation.

Flotation Technologies Real Estate means that certain real property located at 20 Morin Street, Biddeford, Maine 04005.”

“TD Bank means TD Bank, N.A., a national banking association.

TD Bank Debt means the indebtedness owed by Flotation Technologies to TD Bank pursuant to the TD Bank Loan Documents which (a) does not, in the aggregate principal amount, at any time exceed $2,500,000, and (b) is secured solely by the TD Bank Loan Documents.

TD Bank Loan Agreement means that certain Loan Agreement dated February 13, 2009, between Flotation Technologies, as borrower, and TD Bank.

TD Bank Loan Documents means (a) the TD Bank Loan Agreement, (b) the TD Bank Mortgage, and (c) all other documents and instruments executed in connection therewith.

TD Bank Mortgage means that certain Mortgage and Security Agreement dated February 13, 2009, from Flotation Technologies to TD Bank, pursuant to which Flotation Technologies granted a lien on the Flotation Technologies Real Estate in favor of TD Bank to secure the repayment of the TD Bank Debt.

TD Bank Negative Pledge means the prohibition on the pledge of assets by Flotation Technologies set forth in Section 23 of the TD Bank Mortgage.”

(c)           Section 6.1 of the Credit Agreement is amended to delete the second sentence thereof in its entirety and replace it with the following:

“Each Company shall execute all applicable Security Documents to pledge all of the Collateral it owns, provided that, Flotation Technologies shall not be required to grant a Lien on the Flotation Technologies Real Estate in favor of Lender.”

(d)           Section 9.2 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“9.2  Liens.  No Company shall create, incur, or permit any Lien upon any of its assets, except Permitted Liens.  No Company shall enter into any agreement (other than the Loan Documents and the TD Bank Loan Documents) prohibiting the creation or assumption of any Lien upon its assets or revenues or prohibiting or restricting the ability of any Company to amend or otherwise modify this Agreement or any other Loan Document.”

(e)           The Credit Agreement is further amended to add the following new Section 11.12 in the appropriate numerical order:

“11.12 Default Under Other Debt Documents.  A default or an event of default exists under the TD Bank Loan Agreement or any other TD Bank Document.”

2.           Schedule 7.2.  Schedule 7.2 to the Credit Agreement is deleted in its entirety and replaced with Schedule 7.2 attached hereto.

3.           Schedule 7.12.  Schedule 7.12 to the Credit Agreement is deleted in its entirety and replaced with Schedule 7.12 attached hereto.

4.           Schedule 7.16.  Schedule 7.16 to the Credit Agreement is deleted in its entirety and replaced with Schedule 7.16 attached hereto.

5.           Conditions.  This Amendment shall be effective once each of the following have been delivered to Lender:

(a)           this Amendment executed by Borrower and Lender;

(b)           Guarantors’ Consent and Agreement;

(c)           a Joinder Agreement in Proper Form, pursuant to which Deep Down International becomes a Guarantor under the Guaranty;

(d)           a Joinder Agreement in Proper Form, pursuant to which Deep Down International becomes a “Debtor” under, and as defined in, the Security Agreement and grants a lien on all of its assets in favor of Lender;

(e)           Officer’s Certificate from Deep Down International certifying as to incumbency of officers, specimen signatures, articles of incorporation and bylaws, and resolutions adopted by its Board of Directors authorizing its execution of this Amendment and the Joinder Agreements pursuant to which Deep Down International will become a party to the Guaranty and the Security Agreement;

(f)           Intercreditor Agreement among TD Bank, Lender, Flotation Technologies, and Borrower;

(g)           executed copies of the TD Bank Loan Documents; and

(h)           such other documents as Lender may reasonably request.

6.           Representations and Warranties.  Borrower represents and warrants to Lender that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate action on the part of Borrower, (c) no other consent of any Person (other than Lender) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (f) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (g) no Default or Potential Default has occurred and is continuing.  The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment.  No investigation by Lender is required for Lender to rely on the representations and warranties in this Amendment.

7.           Scope of Amendment; Reaffirmation; Release.  All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment.  Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect.  However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement.  Borrower hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which they are a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment).  Borrower hereby releases Lender from any liability for actions or omissions in connection with the Credit Agreement and the other Loan Documents prior to the date of this Amendment.

8.           Miscellaneous.

(a)           No Waiver of Defaults.  Except as expressly set out above, this Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b)           Form.  Each agreement, document, instrument or other writing to be furnished Lender under any provision of this Amendment must be in form and substance satisfactory to Lender and its counsel.

(c)           Headings.  The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.

(d)           Costs, Expenses and Attorneys’ Fees.  Borrower agrees to pay or reimburse Lender on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Lender’s counsel.

(e)           Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f)           Multiple Counterparts.  This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.  All counterparts must be construed together to constitute one and the same instrument.  This Amendment may be transmitted and signed by facsimile or portable document format (PDF).  The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrower and Lender.  Lender may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or PDF document or signature.

(g)           Governing Law.  This Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.

(h)           Entirety.  The Loan Documents (as amended hereby) Represent the Final Agreement Between Borrower and Lender and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties.  There Are No Unwritten Oral Agreements among the Parties.

[Signatures are on the following page.]

The Amendment is executed as of the date set out in the preamble to this Amendment.

BORROWER:

DEEP DOWN, INC.,
a Nevada corporation

By: /s/ Eugene L. Butler
Eugene L. Butler
Chief Financial Officer

LENDER:

WHITNEY NATIONAL BANK,
a national banking association

By: /s/ Paul W. Cole
Paul W. Cole
Vice President

Signature Page to the Second Amendment to Credit Agreement

GUARANTORS’ CONSENT AND AGREEMENT

TO
SECOND AMENDMENT TO CREDIT AGREEMENT

As an inducement to Lender to execute, and in consideration of Lender’s execution of, this Amendment, each of the undersigned hereby consents to this Amendment and agrees that this Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under the Guaranty executed by the undersigned in connection with the Credit Agreement, or under any Loan Documents, agreements, documents or instruments executed by the undersigned to create liens, security interests or charges to secure any of the Obligation (as defined in the Credit Agreement), all of which are in full force and effect.  Each of the undersigned further represents and warrants to Lender that (a) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (b) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (c) no Default or Potential Default has occurred and is continuing.  Each Guarantor hereby releases Lender from any liability for actions or omissions in connection with the Loan Documents prior to the date of this Amendment.  This Consent and Agreement shall be binding upon the undersigned, their successors and permitted assigns, and shall inure to the benefit of Lender, and its successors and assigns.

GUARANTORS:

ELECTROWAVE USA, INC.,
a Nevada corporation

FLOTATION TECHNOLOGIES, INC.,
a Maine corporation

MAKO TECHNOLOGIES, LLC,
a Nevada limited liability company

DEEP DOWN INC.,
a Delaware corporation

By: /s/ Eugene L. Butler
Eugene L. Butler
Chief Financial Officer of each of the foregoing companies

Guarantors' Consent and Agreement to Second Amendment to Credit Agreement

SCHEDULE 7.2
Subsidiaries

1.	Electrowave USA, Inc., a Nevada corporation 15473 East Freeway Channelview, Texas 77530 Borrower’s percentage ownership: 100%

2.	Mako Technologies, LLC, a Nevada limited liability company 125 Mako Lane Morgan City, Louisiana 70380 Borrower’s percentage ownership: 100%

3.	Deep Down, Inc., a Delaware corporation 15473 East Freeway Channelview, Texas 77530 Borrower’s percentage ownership: 100%

4.	Flotation Technologies, Inc., a Maine corporation 20 Morin Street Biddeford, Maine 04005 Borrower’s percentage ownership: 100%

5.	Deep Down International Holdings, LLC, a Nevada limited liability company 15473 East Freeway Channelview, Texas 77530 Borrower’s percentage ownership: 100%

Schedule 7.2 - Page 1

SCHEDULE 7.12

Place of Business

Place of Business and Chief Executive Office of each Company:

DEEP DOWN, INC., DEEP DOWN INC., ELECTROWAVE USA, INC., DEEP DOWN INTERNATIOANL HOLDINGS, LLC,  AND MAKO TECHNOLOGIES, LLC

15473 East Freeway
Channelview, Texas 77530

FLOATION TECHNOLOGIES, INC.

20 Morin Street
Biddeford, Maine 04005

Location of Books and Records for each Company:

DEEP DOWN, INC., DEEP DOWN INC., ELECTROWAVE USA, INC., DEEP DOWN INTERNATIONAL HOLDINGS, LLC, AND MAKO TECHNOLOGIES, LLC

15473 East Freeway
Channelview, Texas 77530

FLOATION TECHNOLOGIES, INC.

20 Morin Street
Biddeford, Maine 04005

Schedule 7.12 - Page 1

SCHEDULE 7.16

Material Agreements

1.           Subordinated Debenture issued by Borrower to Charter Capital Holdings, LP, in the amount of $500,000.00, with interest at a rate of six percent (6%) per annum and a maturity date of March 31, 2011.

2.           The TD Bank Loan Documents.

Schedule 7.16 - Page 1